                                                                   EXHIBIT 23.10

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-4
(No. 333-87481) of our report, dated February 6, 1998, relating to the financial statements of The Bank of Orange County. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.


McGladrey & Pullen LLP


Pasadena, California
November 1, 1999